UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2026

ASTRANA HEALTH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37392	95-4472349
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1668 S. Garfield Avenue, 2nd Floor, Alhambra, California 91801

(Address of Principal Executive Offices) (Zip Code)

(626) 282-0288

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ASTH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 2, 2025, Astrana Health, Inc. (the “Company”) filed a Current Report on Form 8-K, as amended by a Form 8-K/A filed on September 11, 2025, to report that it had completed the acquisition of all of the outstanding equity interests of Prospect Health Plan, Inc. and Alta Newport Hospital, LLC (d/b/a Foothill Regional Medical Center), and substantially all the assets of certain direct and indirect subsidiaries of PHP Holdings, LLC (“PHPH”), pursuant to the Asset and Equity Purchase Agreement, dated November 8, 2024, by and among the Company and certain direct and indirect subsidiaries party thereto, PHPH, PHS Holdings, LLC, Prospect Intermediate Holdings, LLC, Prospect Provider Group RI, LLC, certain other related entities party thereto and Prospect Medical Holdings, Inc., as Seller Representative (such acquisition, the “Transaction” and such acquired entities and assets, the “Acquired Business”).

This Current Report on Form 8-K provides interim unaudited financial statements of the Acquired Business and a pro forma statement of operations of the Company, giving effect to the Transaction as if it had been consummated on January 1, 2025, as described in Item 9.01 below and which are incorporated into this Item 8.01 by reference. This Current Report on Form 8-K should be read in conjunction with the Company’s July 2, 2025 and September 11, 2025 Form 8-K filings referenced above, which together provide a more complete description of the Transaction.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited financial statements of the Acquired Business as of and for the nine months ended June 30, 2025 and for the nine months ended June 30, 2024, including the accompanying notes, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations of the Company for the fiscal year ended December 31, 2025 (the “Unaudited Pro Forma Statement of Operations”) is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The Unaudited Pro Forma Statement of Operations gives effect to the Transaction and related transactions.

The Unaudited Pro Forma Statement of Operations is presented for illustrative purposes only and is not intended to represent or be indicative of the Company’s consolidated results of operations that would have been reported had the Transaction and related transactions been completed as of the date presented in the Unaudited Pro Forma Statement of Operations. The Unaudited Pro Forma Statement of Operations should not be taken as a representation of the Company’s future consolidated results of operations. The pro forma adjustments in the Unaudited Pro Forma Statement of Operations are based on available information and certain assumptions that management believes are reasonable under the circumstances.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited financial statements of the Acquired Business as of and for the nine months ended June 30, 2025 and for the nine months ended June 30, 2024, including the notes thereto.
99.2	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2025.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRANA HEALTH, INC.

Date: March 30, 2026	By:	/s/ Brandon K. Sim
	Name:	Brandon K. Sim
	Title:	Chief Executive Officer and President